[Logo] M F S (R)
INVESTMENT MANAGEMENT                                         SEMIANNUAL REPORT
  We invented the mutual fund(R)                              DECEMBER 31, 2000



[Graphic Omitted]

                              MFS(R) INSTITUTIONAL
                              HIGH YIELD FUND

MFS(R) INSTITUTIONAL HIGH YIELD FUND

TRUSTEES                                                INVESTMENT ADVISER
Jeffrey L. Shames*                                      Massachusetts Financial Services Company
Chairman and Chief Executive Officer,                   500 Boylston Street
MFS Investment Management(R)                            Boston, MA 02116-3741

Nelson J. Darling, Jr.+                                 DISTRIBUTOR
Private investor and trustee                            MFS Fund Distributors, Inc.
                                                        500 Boylston Street
William R. Gutow+                                       Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                    INVESTOR SERVICE
Management Company (video franchise)                    MFS Service Center, Inc.
                                                        P.O. Box 2281
CHAIRMAN AND PRESIDENT                                  Boston, MA 02107-9906
Jeffrey L. Shames*
                                                        For additional information,
PORTFOLIO MANAGER                                       contact your investment professional.
Bernard Scozzafava*
                                                        CUSTODIAN
TREASURER                                               State Street Bank and Trust Company
James O. Yost*
                                                        WORLD WIDE WEB
ASSISTANT TREASURERS                                    www.mfs.com
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*MFS Investment Management
+Independent Trustee

--------------------------------------------------------------------------------
  NOT FDIC INSURED                MAY LOSE VALUE              NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

o face-to-face contact with senior management as well as frontline workers

o analysis of the company's financial statements and balance sheets

o contact with the company's current and potential customers

o contact with the company's competitors

o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 12 years, with over 15 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 16, 2001

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

Mutual funds are designed for long term retirement investing. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 2000, the fund provided a total return of -2.97%, including the reinvestment of any dividends and capital gains distributions. This compares to a return of -4.32% for the fund's benchmark, the Salomon Brothers High Yield Market Index (the Salomon Index). The Salomon Index is an unmanaged market-value-weighted index which includes public, nonconvertible, cash-pay and deferred-interest U.S. corporate bonds with remaining maturities of at least seven years and a credit rating between "CCC" and "BB+". During the same period, the average high current yield fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -7.11%.

In a market where most high-yield bonds traded lower, successful avoidance of most of the credit problems that hurt a variety of industries helped the portfolio's performance versus the Salomon Index and Lipper category average. We also weren't afraid to lock in profits on securities that performed well for us. It appears to us that some high-yield bond portfolio managers can become tempted to hold on to positions that have performed well because they still like the fundamental outlook for certain companies. In contrast, we are very price disciplined. Therefore, if a security reaches our valuation projections, we're often no longer comfortable with the potential downside risk and may reduce our exposure. A good example would be the telecommunications securities that performed extremely well in the early part of 2000 but have come down quite a bit amid the selloff in the equity market. We sold many of these holdings despite our favorable long-term outlook for these companies.

We believe the key to avoiding credit defaults is MFS Original Research(R). The portfolio is backed by a large group of experienced investment management professionals dedicated exclusively to the high-income market. Our research analysts use a variety of models to analyze the credit risk and business prospects of the companies they cover. As a result, before any security is purchased for the portfolio, we visit with every company and carefully measure the underlying financial stability of each company. It's a research intensive, company-by-company, and bottom-up approach to security selection. First, we look at a company's business risks and opportunities, then we consider the financial risks and opportunities. Finally, we look at all the different ways of investing in the company and how the market is pricing each one of the securities. From this analysis, we try to pick the bond that offers the best risk-adjusted return for the portfolio.

While we reduced our exposure to telecommunications and media bonds early in the period, we still viewed these holdings as defensive positions that offered attractive yields and growth opportunities. We believe most people are not going to turn off their cable or mobile phones even if the economy goes into recession. Given the current economic environment, however, and the sharp selloff we've seen in telecommunications, we found some attractive value in this segment of the market again. Media companies tend to be viewed as somewhat more defensively and helped performance in a weak market. On the other hand, despite reducing our exposure to telecommunications companies, we were still overweight in that sector, which hurt performance. However, following a sharp selloff in the sector we now view many telecommunications issues as attractively valued.

Earlier in the year, we also took some money off the table in the more cyclical industries, such as steel and paper packaging, as well as in general manufacturing. However, we believe some of these companies, along with those in the financial sector, look poised for a rebound, especially if the Federal Reserve Board decides to cut interest rates. So, we have again looked closely at these companies.

We increased our exposure to the energy and gaming sectors earlier in the year to take advantage of the strong business fundamentals in these industries. Both of these moves worked well for the fund, however, we took some profits in the energy sector in order to take advantage of attractive valuations, yields, and growth potential in some of the other sectors we mentioned, such as telecommunications and media.

As we enter a new year, it's difficult to rule out further volatility in the short-term given the uncertain economic environment; but the high yield market rally that began in mid-December continued through the end of the year. Despite the recent rally, the yield difference between noninvestment-grade debt and Treasuries widened significantly during the past year, making the yields on high-income bonds very attractive relative to other fixed-income securities. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) In addition, while cautious in the short run, we believe the economy will remain healthy and corporate earnings will produce favorable returns. Historically, high-yield bonds track corporate earnings, so we believe the environment will improve for the high-yield market.

    Respectfully,

/s/ Bernard Scozzafava

    Bernard Scozzafava
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Bernard Scozzafava is Senior Vice President of MFS Investment Management(R) (MFS(R)). He is portfolio manager of the high-yield portfolios of our variable annuities and institutional products. He joined MFS in 1989 as Investment Officer and was named Assistant Vice President in 1991, Vice President in 1993, portfolio manager in 1994, and Senior Vice President in 2000. Prior to joining MFS, he worked as a securities trader and a research analyst for the Federal Reserve Bank of New York. Bernie is a graduate of Hamilton College and earned a Master of Science degree from the Massachusetts Institute of Technology.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks high current income.

Commencement of investment operations: December 31, 1998

Size: $4.2 million net assets as of December 31, 2000

PERFORMANCE SUMMARY

Because the fund is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2000

                                6 Months            1 Year             Life*
------------------------------------------------------------------------------
Cumulative Total Return           -2.97%            -4.08%            +0.44%
------------------------------------------------------------------------------
Average Annual Total Return        --               -4.08%            +0.89%
------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, December 31, 1998, through December 31, 2000.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 2000

Bonds - 80.8%
----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)               VALUE
----------------------------------------------------------------------------------------------------
U.S. Bonds - 71.7%
  Aerospace - 3.3%
    Argo Tech Corp., 8.625s, 2007                                          $  20          $   15,800
    BE Aerospace, Inc., 8s, 2008                                              45              41,738
    K & F Industries, Inc., 9.25s, 2007                                       40              38,700
    L-3 Communications Corp., 8s, 2008                                        45              41,400
                                                                                          ----------
                                                                                          $3,137,638
----------------------------------------------------------------------------------------------------
  Building - 2.5%
    MMI Products, Inc., 11.25s, 2007                                       $  25          $   24,375
    Nortek, Inc., 9.25s, 2007                                                 50              45,625
    Williams Scotsman, Inc., 9.875s, 2007                                     45              36,900
                                                                                          ----------
                                                                                          $  106,900
----------------------------------------------------------------------------------------------------
  Building Materials - 2.5%
    American Standard, Inc., 7.375s, 2008                                  $  50          $   46,500
    American Standard, Inc., 7.625s, 2010                                     10               9,400
    Atrium Co. Inc., 10.5s, 2009                                              25              20,000
    D R Horton, Inc., 9.75s, 2010                                             20              18,800
    Lennar Corp., 9.95s, 2010                                                 10              10,200
                                                                                          ----------
                                                                                          $  104,900
----------------------------------------------------------------------------------------------------
  Business Services - 2.1%
    Iron Mountain, Inc., 10.125s, 2006                                     $  25          $   25,750
    Iron Mountain, Inc., 8.75s, 2009                                          20              19,800
    Unisys Corp., 7.875s, 2008                                                45              41,625
                                                                                          ----------
                                                                                          $   87,175
----------------------------------------------------------------------------------------------------
  Chemicals - 2.7%
    Huntsman ICI Holdings, 10.125s, 2009                                   $  40          $   38,250
    Lyondell Chemical Co., 9.625s, 2007                                       40              38,800
    NL Industries, Inc., 11.75s, 2003                                         16              16,240
    Sterling Chemicals, Inc., 12.375s, 2006                                   20              18,300
                                                                                          ----------
                                                                                          $  111,590
----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.9%
    Kindercare Learning Centers, Inc., 9.5s, 2009                          $  20          $   17,800
    Samsonite Corp., 10.75s, 2008                                             30              20,100
    Simmons Co., 10.25s, 2009                                                 25              23,125
    Westpoint Stevens, Inc., 7.875s, 2008                                     25              17,875
                                                                                          ----------
                                                                                          $   78,900
----------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 5.1%
    Ball Corp., 8.25s, 2008                                                $  45          $   43,312
    Buckeye Cellulose Corp., 9.25s, 2008                                      40              38,750
    Consolidated Container Co., 10.125s, 2009                                 25              22,000
    Gaylord Container Corp., 9.75s, 2007                                      20              12,800
    Gaylord Container Corp., 9.875s, 2008                                     20               8,000
    Riverwood International Corp., 10.25s, 2006                               25              24,750
    Silgan Holdings, Inc., 9s, 2009                                           25              21,375
    U.S. Can Corp., 12.375s, 2010##                                           25              24,594
    U.S. Timberlands, 9.625s, 2007                                            25              20,000
                                                                                          ----------
                                                                                          $  215,581
----------------------------------------------------------------------------------------------------
  Energy - 5.2%
    Cheasapeake Energy Corp., 9.625s, 2005                                 $  25          $   25,750
    Grant Prideco, Inc., 9.625s, 2007##                                       10              10,325
    Gulfmark Offshore, Inc., 8.75s, 2008                                      20              18,650
    HS Resources, Inc., 9.25s, 2006                                           40              40,200
    Ocean Energy, Inc., 8.875s, 2007                                          15              15,379
    P&L Coal Holdings Corp., 8.875s, 2008                                     25              25,125
    P&L Coal Holdings Corp., 9.625s, 2008                                     20              19,925
    Pioneer Natural Resources Co., 9.625s, 2010                               40              42,400
    R & B Falcon Corp., 9.5s, 2008                                            20              21,900
                                                                                          ----------
                                                                                          $  219,654
----------------------------------------------------------------------------------------------------
  Financial Institutions - 1.4%
    Willis Corroon Corp., 9s, 2009                                         $  65          $   58,175
----------------------------------------------------------------------------------------------------
  Gaming and Hotels - 8.3%
    Agrosy Gaming Co., 10.75s, 2009                                        $  20          $   21,000
    Aztar Corp., 8.875s, 2007                                                 25              24,000
    Boyd Gaming Corp., 9.5s, 2007                                             35              31,850
    Coast Hotels & Casinos, Inc., 9.5s, 2009                                  25              24,000
    HMH Properties, Inc., 8.45s, 2008                                         40              38,600
    Horseshoe Gaming LLC, 8.625s, 2009                                        25              24,125
    Mandalay Resort Group, 10.25s, 2007                                       20              19,750
    Mandalay Resort Group, 9.5s, 2008                                         25              25,000
    MGM Grand, Inc., 9.75s, 2007                                              40              42,000
    Park Place Entertainment Corp., 8.875s, 2008                              40              40,400
    Prime Hospitality Corp., 9.75s, 2007                                      20              19,800
    Station Casinos, Inc., 8.875s, 2008                                       40              39,300
                                                                                          ----------
                                                                                          $  349,825
----------------------------------------------------------------------------------------------------
  Industrial - 4.1%
    Actuant Finance Corp., 13s, 2009                                       $  25          $   22,750
    Allied Waste North America, Inc., 7.625s, 2006                            40              38,200
    Blount, Inc., 13s, 2009                                                   25              19,250
    Hayes Wheels International, Inc., 11s, 2006                               25              18,750
    Lear Corp., 9.5s, 2006                                                     5               4,610
    Lear Seating Corp., 8.25s, 2002                                           40              39,855
    Terex Corp. New, 8.875s, 2008                                             10               8,613
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008                      30              18,900
                                                                                          ----------
                                                                                          $  170,928
----------------------------------------------------------------------------------------------------
  Media - 9.8%
    Benedek Communications Corp. 0s to 2001, 13.25s to 2006                $  20          $   14,400
    Chancellor Media Corp., 8.125s, 2007                                      20              20,125
    Chancellor Media Corp., 8s, 2008                                          20              20,000
    Charter Communications Holdings, 8.25s, 2007                              75              68,250
    CSC Holdings, Inc., 8.125s, 2009                                          40              40,765
    Echostar DBS Corp., 9.375s, 2009                                          50              48,500
    Frontiervision Operating Partnership LP, 11s, 2006                        15              13,725
    Hollinger International Publishing, 9.25s, 2007                           40              39,800
    Insight Midwest, 9.75s, 2009                                              25              24,812
    LIN Holdings Corp. 0s to 2003, 10s to 2008                                30              21,975
    NTL Communications Corp. 0s to 2003, 12.375s to 2006                      50              27,500
    NTL Inc., 10s, 2007                                                       10               8,625
    Paxson Communications Corp., 11.625s, 2002                                25              25,250
    Telemundo Holdings, Inc. 0s to 2003, 11.5s to 2008                        30              20,250
    Young Broadcasting, Inc., 8.75s, 2007                                     20              18,500
                                                                                          ----------
                                                                                          $  412,477
----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.3%
    Fresenius Med Care Capital Trust, 7.875s, 2008                         $  45          $   41,625
    Tenet Healthcare Corp., 8s, 2005                                          75              75,937
    Tenet Healthcare Corp., 8.125s, 2008                                      20              20,150
    The Healthcare Co., 8.75s, 2010                                           40              42,100
                                                                                          ----------
                                                                                          $  179,812
----------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.8%
    AK Steel Holdings Corp., 9.125s, 2006                                  $  20          $   18,600
    Metal Management, Inc., 10s, 2008+**                                      25               1,750
    WCI Steel, Inc., 10s, 2004                                                20              13,800
                                                                                          ----------
                                                                                          $   34,150
----------------------------------------------------------------------------------------------------
  Retail - 1.0%
    Finlay Fine Jewelry Corp., 8.375s, 2008                                $  20          $   18,000
    J.Crew Operating Corp., 10.375s, 2007                                     25              21,750
                                                                                          ----------
                                                                                          $   39,750
----------------------------------------------------------------------------------------------------
  Telecommunications - 16.7%
    Adelphia Communications Corp., 7.5s, 2004                              $  30          $   27,300
    Allegiance Telecommunications, Inc., 12.875s, 2008                        45              43,200
    Centennial Cellular Operating Co., 10.75s, 2008                           20              18,800
    Crown Castle International Corp., 10.75s, 2011                            50              51,250
    Exodus Communications, Inc., 11.625s, 2010##                              25              22,438
    Focal Communications Corp. 0s to 2003, 12.125s to 2008                    15               6,300
    Focal Communications Corp., 11.875s, 2010                                 15              10,200
    Global Crossing Holdings Ltd., 9.625s, 2008                               60              57,150
    ITC Deltacom, Inc., 9.75s, 2008                                           25              19,000
    Level 3 Communications, Inc., 9.125s, 2008                                40              32,000
    Metromedia Fiber Network, Inc., 10s, 2008                                 50              41,625
    Nextel Communications, Inc. 0s to 2003, 9.95s to 2008                     85              62,050
    Nextel International, Inc., 12.75s, 2010##                                20              16,000
    Nextlink Communications, Inc., 10.75s, 2009                               40              32,600
    Psinet, Inc., 11s, 2009                                                   65              18,363
    Rural Cellular Corp., 9.625s, 2008                                        20              18,200
    SBA Communications Corp. 0s to 2003, 12s to 2008                          20              15,500
    Spectrasite Holdings, Inc. 0s to 2004, 11.25s to 2009                     35              19,075
    Spectrasite Holdings, Inc., 10.75s, 2010                                  25              23,187
    Telecorp PCS, Inc., 10.625s, 2010                                         35              35,350
    Time Warner Telecommunications LLC, 9.75s, 2008                           20              18,450
    Voicestream Wireless Corp., 10.375s, 2009                                 55              59,262
    Williams Communications Group, 11.7s, 2008                                45              34,650
    Worldwide Fiber, Inc., 12s, 2009                                          25              19,250
                                                                                          ----------
                                                                                          $  701,200
----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $3,008,655
----------------------------------------------------------------------------------------------------
Foreign Bonds - 9.1%
  Cayman Islands - 1.2%
    Triton Energy Limited, 8.875s, 2007 (Energy)                           $  50          $   50,563
----------------------------------------------------------------------------------------------------
  Germany - 0.5%
    Callahan Nordrhein, 14s, 2010 (Media)##                                $  25          $   22,375
----------------------------------------------------------------------------------------------------
  Netherlands - 1.5%
    Tele1 Europe BV, 13s, 2009 (Telecommunications)                        $  25          $   22,250
    United Pan Europe Commerce, 10.875s, 2009 (Media)                         20              13,050
    United Pan Europe Commerce, 11.25s, 2010 (Media)                          25              16,125
    Versatel Telecom BV, 13.25s, 2008 (Telecommunications)                    20              12,600
                                                                                          ----------
                                                                                          $   64,025
----------------------------------------------------------------------------------------------------
  Singapore - 2.0%
    Flextronics International Ltd., 9.875s, 2010
      (Electronics)##                                                      $  85          $   82,875
----------------------------------------------------------------------------------------------------
  United Kingdom - 3.9%
    Colt Telecom Group PLC, 0s to 2001, 12s to 2006
      (Telecommunications)                                                 $  65          $   58,500
    Energis PLC, 9.75s, 2009 (Telecommunications)                             50              45,500
    Ono Finance PLC, 13s, 2009 (Media)                                        20              14,800
    Telewest Communications, 9.875s, 2010 (Media)                             50              43,500
                                                                                          ----------
                                                                                          $  162,300
----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $  382,138
----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $3,578,879)                                                 $3,390,793
----------------------------------------------------------------------------------------------------
Stocks - 0.1%
----------------------------------------------------------------------------------------------------
                                                                          SHARES
----------------------------------------------------------------------------------------------------
Foreign Stocks - 0.1%
  Netherlands - 0.1%
    Versatel Telecom International NV
      (Telecommunications)*
      (Identified Cost, $323)                                                393          $    3,390
----------------------------------------------------------------------------------------------------
Preferred Stock - 0.8%
----------------------------------------------------------------------------------------------------
  Media - 0.8%
    Primedia, Inc., 10s (Identified Cost, $34,200)                           400          $   34,000
----------------------------------------------------------------------------------------------------
Repurchase Agreement - 17.4%
----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
----------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 12/31/00, due 1/02/01, total to
      be received $729,392 (secured by various U.S.
      Treasury and Federal Agency obligations in a jointly
      traded account), at Cost                                              $729          $  729,000
----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $4,342,402)                                           $4,157,183
Other Assets, Less Liabilities - 0.9%                                                         39,764
----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $4,196,947
----------------------------------------------------------------------------------------------------

 *Non-income producing security.
**Non-income producing security - in default.
##SEC Rule 144A restriction.
 +Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
DECEMBER 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $3,613,402)              $  3,428,183
  Repurchase agreements, at value                                       729,000
                                                                   ------------
      Total investments, at value (identified cost, $4,342,402)    $  4,157,183
  Cash                                                                      163
  Interest receivable                                                    91,887
  Receivable from investment adviser                                     29,076
                                                                   ------------
      Total assets                                                 $  4,278,309
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $     66,951
  Payable to affiliate for management fee                                   171
  Accrued expenses and other liabilities                                 14,240
                                                                   ------------
      Total liabilities                                            $     81,362
                                                                   ------------
Net assets                                                         $  4,196,947
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $  4,547,591
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                       (185,219)
  Accumulated net realized loss on investments and foreign
    currency transactions                                              (148,242)
  Accumulated net investment loss                                       (17,183)
                                                                   ------------
      Total                                                        $  4,196,947
                                                                   ============
Shares of beneficial interest outstanding                            500,639
                                                                     =======
Net asset value, offering price and redemption price per share
  (net assets / shares of beneficial interest outstanding)            $8.38
                                                                      =====

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
Net investment income:
    Interest income                                                  $  102,288
                                                                     ----------
  Expenses -
    Management fee                                                   $    5,220
    Trustees' compensation                                                1,090
    Shareholder servicing agent fee                                          76
    Administrative fee                                                       31
    Custodian fee                                                         4,741
    Printing                                                              3,536
    Auditing fees                                                         7,946
    Legal fees                                                            1,386
    Registration fees                                                    11,185
    Miscellaneous                                                           783
                                                                     ----------
      Total expenses                                                 $   35,994
    Fees paid indirectly                                                   (131)
    Reduction of expenses by investment adviser                         (29,076)
                                                                     ----------
      Net expenses                                                   $    6,787
                                                                     ----------
        Net investment income                                        $   95,501
                                                                     ----------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) on investment transactions   $   (1,144)
  Change in unrealized depreciation on investments                     (136,181)
                                                                     ----------
      Net realized and unrealized loss on investments and foreign
        currency                                                     $ (137,325)
                                                                     ----------
          Decrease in net assets from operations                     $  (41,824)
                                                                     ==========

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED             YEAR ENDED
                                                              DECEMBER 31, 2000          JUNE 30, 2000
                                                                    (UNAUDITED)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                              $   95,501             $  188,412
  Net realized loss on investments and foreign currency
    transactions                                                         (1,144)              (147,098)
  Net unrealized loss on investments and foreign currency
    translation                                                        (136,181)               (32,005)
                                                                     ----------             ----------
    Increase (decrease) in net assets from operations                $  (41,824)            $    9,309
                                                                     ----------             ----------
Distributions declared to shareholders from net investment
  income                                                             $ (119,534)            $ (182,748)
                                                                     ----------             ----------
Net increase in net assets from fund share transactions              $2,281,981             $  182,943
                                                                     ----------             ----------
    Total increase in net assets                                     $2,120,623             $    9,504
Net assets:
  At beginning of period                                              2,076,324              2,066,820
                                                                     ----------             ----------

  At end of period (including accumulated net investment loss of $17,183 and accumulated undistributed net investment
    income of $6,850, respectively)                                  $4,196,947             $2,076,324
                                                                     ==========             ==========

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED             YEAR ENDED           PERIOD ENDED
                                                     DECEMBER 31, 2000          JUNE 30, 2000         JUNE 30, 1999*
                                                           (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                           $ 9.13                 $ 9.93                 $10.00
                                                                ------                 ------                 ------
Income from investment operations# -
  Net investment income(S)                                      $ 0.40                 $ 0.87                 $ 0.50
  Net realized and unrealized loss on investments and
    foreign currency                                             (0.66)                 (0.83)                 (0.16)
                                                                ------                 ------                 ------
      Total from investment operations                          $(0.26)                $ 0.04                 $ 0.34
                                                                ------                 ------                 ------
Less distributions declared to shareholders from net
  investment income                                             $(0.49)                $(0.84)                $(0.41)
                                                                ------                 ------                 ------
Net asset value - end of period                                 $ 8.38                 $ 9.13                 $ 9.93
                                                                ======                 ======                 ======
Total return                                                     (2.97)%++               0.55%                  3.41%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                      0.66%+                 0.68%                  0.68%+
  Net investment income                                           9.27%+                 9.08%                  8.43%+
Portfolio turnover                                                  26%                    56%                    24%
Net assets at end of period (000 Omitted)                       $4,197                 $2,076                 $2,067

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees in excess of 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
      Net investment income                                     $ 0.28                 $ 0.68                 $ 0.25
      Ratios (to average net assets):
        Expenses##                                                3.45%+                 2.60%                  4.86%+
        Net investment income                                     6.48%+                 7.16%                  4.25%+
 * For the period from the commencement of the fund's investment operations, December 31, 1998, through June 30, 1999.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional High Yield Fund (the fund) is a diversified series of MFS Instituitional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex- interest date in an amount equal to the value of the security on such date. The fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At June 30, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $4,982 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2008.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the average daily net assets. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fee such that the fund's aggregate expenses do not exceed 0.15% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $2,941,154 and $422,927, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                              $4,342,402
                                                            ----------
Gross unrealized depreciation                                 (201,948)
Gross unrealized appreciation                                   16,729
                                                            ----------
    Net unrealized depreciation                             $ (185,219)
                                                            ==========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                 SIX MONTHS ENDED DECEMBER 31, 2000     YEAR ENDED JUNE 30, 2000
                 ----------------------------------     ------------------------
                           SHARES            AMOUNT     SHARES            AMOUNT
--------------------------------------------------------------------------------
Shares sold               372,961        $3,200,000         20          $    200
Shares issued to
 shareholders in
 reinvestment of
 distributions             13,921           117,896     19,239           182,743
Shares reacquired        (113,712)      $(1,035,915)        --                --
                          -------       -----------     ------          --------
    Net increase          273,170       $ 2,281,981     19,259          $182,943
                          =======       ===========     ======          ========


(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended December 31, 2000, was $18. The fund had no borrowings during the period.

(7) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 2000, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.04% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                                  DATE OF         PRINCIPAL
DESCRIPTION                                   ACQUISITION            AMOUNT             COST            VALUE
---------------------------------------------------------------------------------------------------------------
Metal Management, Inc. 10s, 2008                 01/05/99            25,000              $15,375        $1,750

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                IHY-3 02/01 387